UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2009

DÉCOR PRODUCTS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-53272	20-8565429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 6 Economic Zone, Wushaliwu, Chang’an Town
Dongguan, Guangdong Province, China
(Registrant’s Address)
Registrant’s telephone number, including area code: 0769-85533948
  ________________
Copies to:
Greentree Financial Group, Inc.
7951 SW 6th Street, Suite 216
Plantation, FL 33324
(954) 424-2345 Tel
(954) 424-2230 Fax

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers

Signatures

This Current Report on Form 8-K is filed by Décor Products International, Inc., a Florida corporation (the “Registrant”), in connection with the items set forth below.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 1, 2009, the Registrant appointed Law Wai Fai (“Mr. Law”) to the position of Chief Financial Officer of the Registrant as approved by the Board of Directors, effective immediately.

Mr. Law is a certified public accountant practicing in Hong Kong, and a member of the Institute of Chartered Accounts in England and Wales. Prior to his appointment to the Registrant, Mr. Law was an executive director of Superb Summit International Timber Company Limited (formerly known as Tak Shun Technology Group Limited). Mr. Law joined Tak Shun Technology Group Limited in 2007 as their financial controller.  He was responsible for preparation of the company’s financial statements in anticipation of listing Tak Shun Technology Group Limited on the main board of The Stock Exchange of Hong Kong Limited.  Mr. Law was also responsible for investor relations throughout the pre-listing stage of Tak Shun Technology Group’s listing application.

Tak Shun Technology Group Limited was successfully listed in September 2009 on the main board of The Stock Exchange of Hong Kong Limited. Mr. Law was appointed as an executive director of Tak Shun and until now had been responsible for investor relations and financial controlling and reporting for Tak Shun. During his tenure, Mr. Law was engaged in several sizable transactions including share placements and key corporate mergers and acquisitions.

Prior to joining Superb Summit International Timber Company Limited in July 2000, Mr. Law worked for KPMG and PricewaterhouseCoopers where he was responsible for auditing and transaction services.

Mr. Law received his M.B.A. from The Hong Kong Polytechnic University and his B.A. in Accounting from City University of Hong Kong.

Mr. Law is also an independent non-executive director of Wonderful World Holdings Limited, a company listed on the main board of The Stock Exchange of Hong Kong Limited.

The Registrant believes that Mr. Law’s experience in financial management, investor relations, listed company operations and corporate transactions will substantially benefit the Registrant’s development.

The Registrant discloses that there are no transactions during the last two years, or proposed transactions, to which the Registrant was or is a party, in which Mr. Law had or is to have a direct or indirect material interest.

On November 1, Mr. Joe Lam resigned as Chief Financial Officer of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DÉCOR PRODUCTS INTERNATIONAL, INC.

Date: November 5, 2009	By:	/s/ Liu Rui Sheng
Liu Rui Sheng President, Chief Executive Officer and Chairman of the Board of Directors